Quarterly Holdings Report
for
Fidelity® Global Credit Fund
September 30, 2025
GLB-NPRT3-1125
1.939065.113
Foreign Government and Government Agency Obligations - 1.7%
		Principal Amount (a)	Value ($)
CANADA - 0.3%
Canadian Government 1.5% 6/1/2031	CAD	65,000	43,461
Canadian Government 3% 6/1/2034	CAD	50,000	35,654
Canadian Government 3.25% 12/1/2034	CAD	95,000	68,834
TOTAL CANADA			147,949
JAPAN - 0.2%
Japan Government 0.9% 9/20/2034	JPY	19,000,000	121,107
MULTI-NATIONAL - 0.2%
European Union 3.375% 12/12/2035 (b)	EUR	68,000	81,302
ROMANIA - 1.0%
Romanian Republic 2.124% 7/16/2031 (b)	EUR	50,000	50,044
Romanian Republic 5.875% 7/11/2032 (b)	EUR	200,000	240,093
Romanian Republic 6.375% 9/18/2033 (b)	EUR	150,000	184,649
TOTAL ROMANIA			474,786
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $816,737)			825,144

Non-Convertible Corporate Bonds - 63.3%
		Principal Amount (a)	Value ($)
AUSTRALIA - 1.0%
Financials - 0.7%
Financial Services - 0.3%
Cimic Finance Ltd 1.5% 5/28/2029 (b)	EUR	136,000	148,264
Insurance - 0.4%
QBE Insurance Group Ltd 2.5% 9/13/2038 (b)(c)	GBP	150,000	187,701
TOTAL FINANCIALS			335,965

Utilities - 0.3%
Electric Utilities - 0.3%
AusNet Services Holdings Pty Ltd 6.134% 5/31/2033	AUD	240,000	168,824
TOTAL AUSTRALIA			504,789
AUSTRIA - 0.2%
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Supernova Invest GmbH 5% 6/24/2030 (b)	EUR	100,000	119,904
BELGIUM - 1.4%
Consumer Staples - 0.5%
Food Products - 0.5%
Barry Callebaut Services NV 4.25% 8/19/2031 (b)	EUR	200,000	240,019
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Fluxys SA 4% 11/28/2030 (b)	EUR	200,000	238,993
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Shurgard Luxembourg Sarl 4% 5/27/2035 (b)	EUR	200,000	236,074
TOTAL BELGIUM			715,086
CANADA - 2.1%
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Alimentation Couche-Tard Inc 2.95% 1/25/2030 (d)		54,000	51,007
Financials - 2.0%
Banks - 2.0%
Bank of Nova Scotia/The 3.375% 3/5/2033 (b)(c)	EUR	600,000	706,689
Royal Bank of Canada 3.125% 9/27/2031 (b)(c)	EUR	240,000	281,899
			988,588
TOTAL CANADA			1,039,595
DENMARK - 2.0%
Consumer Staples - 0.6%
Beverages - 0.4%
Carlsberg Breweries A/S 3.25% 2/28/2032 (b)	EUR	150,000	176,616
Tobacco - 0.2%
Scandinavian Tobacco Group A/S 4.875% 9/12/2029 (b)	EUR	100,000	121,962
TOTAL CONSUMER STAPLES			298,578

Financials - 1.4%
Banks - 1.4%
Danske Bank A/S 3.875% 1/9/2032 (b)(c)	EUR	465,000	563,687
Jyske Bank A/S 5.125% 5/1/2035 (b)(c)	EUR	115,000	142,929
			706,616
TOTAL DENMARK			1,005,194
FRANCE - 5.6%
Communication Services - 0.5%
Media - 0.5%
Publicis Groupe SA 3.375% 6/12/2032 (b)	EUR	200,000	234,766
Consumer Discretionary - 0.2%
Automobiles - 0.2%
RCI Banque SA 5.5% 10/9/2034 (b)(c)	EUR	100,000	123,496
Financials - 2.6%
Banks - 2.6%
BNP Paribas SA 2.159% 9/15/2029 (c)(d)		243,000	227,907
BNP Paribas SA 3.945% 2/18/2037 (b)(c)	EUR	400,000	471,201
BNP Paribas SA 5.786% 1/13/2033 (c)(d)		52,000	54,575
BPCE SA 5.716% 1/18/2030 (c)(d)		250,000	258,537
Societe Generale SA 6.691% 1/10/2034 (c)(d)		200,000	217,844
			1,230,064
Industrials - 0.4%
Transportation Infrastructure - 0.4%
Holding d'Infrastructures des Metiers de l'Environnement SAS 0.625% 9/16/2028 (b)	EUR	200,000	215,838
Utilities - 1.9%
Electric Utilities - 0.5%
Electricite de France SA 5.5% 1/25/2035 (b)	GBP	200,000	261,221
Multi-Utilities - 1.4%
Engie SA 3.875% 3/6/2036 (b)	EUR	200,000	236,769
Veolia Environnement SA 3.324% 6/17/2032 (b)	EUR	400,000	469,884
			706,653
TOTAL UTILITIES			967,874

TOTAL FRANCE			2,772,038
GERMANY - 6.9%
Consumer Discretionary - 0.7%
Automobile Components - 0.7%
Robert Bosch GmbH 4.375% 6/2/2043 (b)	EUR	100,000	117,320
ZF Europe Finance BV 4.75% 1/31/2029 (b)	EUR	200,000	230,569
			347,889
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
METRO AG 4% 3/5/2030 (b)	EUR	100,000	121,668
Financials - 1.1%
Banks - 0.5%
Commerzbank AG 8.625% 2/28/2033 (b)(c)	GBP	100,000	144,404
Volkswagen Bank GmbH 3.5% 6/19/2031 (b)	EUR	100,000	117,499
			261,903
Capital Markets - 0.6%
Deutsche Bank AG 6.125% 12/12/2030 (b)(c)	GBP	200,000	279,247
TOTAL FINANCIALS			541,150

Health Care - 1.8%
Pharmaceuticals - 1.8%
Bayer US Finance LLC 6.375% 11/21/2030 (d)		200,000	213,755
Bayer US Finance LLC 6.5% 11/21/2033 (d)		610,000	658,023
			871,778
Real Estate - 1.0%
Real Estate Management & Development - 1.0%
Accentro Real Estate AG 5.625% 2/13/2026 (b)(e)	EUR	315,000	144,232
Deutsche EuroShop AG 4.5% 10/15/2030 (b)	EUR	100,000	118,346
LEG Immobilien SE 3.875% 1/20/2035 (b)	EUR	100,000	115,840
Sirius Real Estate Ltd 4% 1/22/2032 (b)	EUR	100,000	117,013
			495,431
Utilities - 2.2%
Electric Utilities - 1.8%
Amprion GmbH 3.125% 8/27/2030 (b)	EUR	100,000	117,987
Amprion GmbH 3.875% 6/5/2036 (b)	EUR	100,000	118,137
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/2081 (b)(c)	EUR	300,000	332,920
EnBW International Finance BV 3.75% 11/20/2035 (b)	EUR	250,000	294,089
			863,133
Independent Power and Renewable Electricity Producers - 0.4%
RWE Finance US LLC 5.875% 4/16/2034 (d)		202,000	212,210
TOTAL UTILITIES			1,075,343

TOTAL GERMANY			3,453,259
HONG KONG - 1.9%
Financials - 1.9%
Insurance - 1.9%
AIA Group Ltd 0.88% 9/9/2033 (b)(c)	EUR	200,000	220,876
Prudential Funding Asia PLC 2.95% 11/3/2033 (b)(c)		742,000	707,078

TOTAL HONG KONG			927,954
IRELAND - 0.3%
Financials - 0.3%
Consumer Finance - 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.3% 1/30/2032		150,000	138,133
ITALY - 0.4%
Utilities - 0.4%
Gas Utilities - 0.4%
Snam SpA 5.75% 5/28/2035 (d)		200,000	207,202
JAPAN - 0.6%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
NTT Finance Corp 3.678% 7/16/2033 (b)	EUR	100,000	119,189
Consumer Staples - 0.4%
Tobacco - 0.4%
Japan Tobacco Inc 5.856% 6/15/2035 (d)		160,000	170,376
TOTAL JAPAN			289,565
LUXEMBOURG - 2.7%
Financials - 0.9%
Financial Services - 0.9%
Titanium 2l Bondco Sarl 6.25% 1/14/2031 pay-in-kind	EUR	1,503,100	455,975
Real Estate - 1.8%
Industrial REITs - 0.2%
Prologis International Funding II SA 4.375% 7/1/2036 (b)	EUR	100,000	122,195
Real Estate Management & Development - 1.6%
Blackstone Property Partners Europe Holdings Sarl 1% 5/4/2028 (b)	EUR	102,000	113,930
Blackstone Property Partners Europe Holdings Sarl 1.75% 3/12/2029 (b)	EUR	278,000	311,151
Logicor Financing Sarl 3.75% 7/14/2032 (b)	EUR	100,000	117,333
Logicor Financing Sarl 4.25% 7/18/2029 (b)	EUR	100,000	121,643
P3 Group Sarl 4% 4/19/2032 (b)	EUR	100,000	119,371
			783,428
TOTAL REAL ESTATE			905,623

TOTAL LUXEMBOURG			1,361,598
MEXICO - 0.8%
Energy - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Petroleos Mexicanos 5.95% 1/28/2031		405,000	392,648
NETHERLANDS - 0.9%
Financials - 0.9%
Banks - 0.4%
Cooperatieve Rabobank UA 1.125% 5/7/2031 (b)	EUR	200,000	211,169
Insurance - 0.5%
Argentum Netherlands BV 5.625% 8/15/2052 (b)(c)		249,000	251,519
TOTAL NETHERLANDS			462,688
NORWAY - 0.2%
Financials - 0.2%
Banks - 0.2%
DNB Bank ASA 0.25% 2/23/2029 (b)(c)	EUR	100,000	110,826
PORTUGAL - 0.6%
Financials - 0.6%
Banks - 0.1%
Banco Espirito Santo SA 4% (b)(f)	EUR	200,000	51,658
Insurance - 0.5%
Fidelidade - Co De Seguros SA/Portugal 4.25% 9/4/2031 (b)(c)	EUR	200,000	237,194
TOTAL PORTUGAL			288,852
SWEDEN - 0.3%
Real Estate - 0.3%
Real Estate Management & Development - 0.3%
Samhallsbyggnadsbolaget I Norden Holding AB 2.25% 7/12/2027 (b)	EUR	150,000	162,000
SWITZERLAND - 2.2%
Financials - 2.0%
Capital Markets - 1.5%
UBS Group AG 4.75% 3/17/2032 (b)(c)	EUR	600,000	756,400
Insurance - 0.5%
Zurich Finance Ireland Designated Activity Co 3.5% 5/2/2052 (b)(c)		250,000	227,047
TOTAL FINANCIALS			983,447

Materials - 0.2%
Containers & Packaging - 0.2%
SIG Combibloc PurchaseCo Sarl 3.75% 3/19/2030 (b)	EUR	100,000	118,980
TOTAL SWITZERLAND			1,102,427
UNITED KINGDOM - 13.3%
Communication Services - 0.3%
Wireless Telecommunication Services - 0.3%
Vodafone Group PLC 4.875% 10/3/2078 (b)(c)	GBP	100,000	134,460
Consumer Discretionary - 1.4%
Broadline Retail - 0.2%
John Lewis PLC 4.25% 12/18/2034 (b)	GBP	100,000	109,374
Hotels, Restaurants & Leisure - 0.7%
InterContinental Hotels Group PLC 3.375% 10/8/2028 (b)	GBP	130,000	168,121
Whitbread Group PLC 2.375% 5/31/2027 (b)	GBP	150,000	193,769
			361,890
Household Durables - 0.5%
Berkeley Group PLC/The 2.5% 8/11/2031 (b)	GBP	213,000	242,858
TOTAL CONSUMER DISCRETIONARY			714,122

Consumer Staples - 1.8%
Tobacco - 1.8%
BAT International Finance PLC 4.125% 4/12/2032 (b)	EUR	250,000	303,133
Imperial Brands Finance Netherlands BV 5.25% 2/15/2031 (b)	EUR	310,000	394,972
Imperial Brands Finance PLC 3.875% 2/12/2034 (b)	EUR	150,000	174,560
			872,665
Financials - 3.8%
Banks - 2.8%
HSBC Holdings PLC 4.787% 3/10/2032 (b)(c)	EUR	180,000	226,935
HSBC Holdings PLC 4.856% 5/23/2033 (b)(c)	EUR	200,000	254,133
HSBC Holdings PLC 5.813% 5/22/2033 (b)(c)	GBP	125,000	172,859
HSBC Holdings PLC 8.201% 11/16/2034 (b)(c)	GBP	100,000	148,208
Lloyds Banking Group PLC 4.75% 9/21/2031 (b)(c)	EUR	270,000	339,883
Standard Chartered PLC 3.864% 3/17/2033 (b)(c)	EUR	200,000	239,018
			1,381,036
Consumer Finance - 0.5%
Motability Operations Group PLC 3.625% 1/22/2033 (b)	EUR	200,000	235,404
Financial Services - 0.2%
Nationwide Building Society 4% 7/30/2035 (b)(c)	EUR	100,000	119,222
Insurance - 0.3%
Admiral Group PLC 8.5% 1/6/2034 (b)	GBP	100,000	153,943
TOTAL FINANCIALS			1,889,605

Industrials - 1.1%
Ground Transportation - 0.3%
Mobico Group PLC 4.875% 9/26/2031 (b)	EUR	150,000	138,631
Trading Companies & Distributors - 0.3%
Travis Perkins PLC 3.75% 2/17/2026 (b)	GBP	100,000	132,891
Transportation Infrastructure - 0.5%
Heathrow Funding Ltd 6% 3/5/2032 (b)	GBP	200,000	272,474
TOTAL INDUSTRIALS			543,996

Real Estate - 0.3%
Office REITs - 0.3%
Great Portland Estates PLC 5.375% 9/25/2031 (b)	GBP	100,000	134,659
Utilities - 4.6%
Electric Utilities - 1.4%
London Power Networks PLC 3.837% 6/11/2037 (b)	EUR	125,000	146,420
NGG Finance PLC 2.125% 9/5/2082 (b)(c)	EUR	329,000	378,650
Scottish Hydro Electric Transmission PLC 3.375% 9/4/2032 (b)	EUR	125,000	146,896
			671,966
Water Utilities - 3.2%
Anglian Water Osprey Financing PLC 2% 7/31/2028 (b)	GBP	175,000	210,907
Anglian Water Services Financing PLC 5.875% 6/20/2031 (b)	GBP	150,000	207,127
Anglian Water Services Financing PLC 6.293% 7/30/2030 (b)	GBP	25,000	35,065
Anglian Water Services Financing PLC 6.625% 1/15/2029 (e)	GBP	100,000	140,691
Severn Trent Utilities Finance PLC 3.875% 8/4/2035 (b)	EUR	100,000	118,403
SW Finance I PLC 6.875% 8/7/2032 (b)	GBP	100,000	136,073
SW Finance I PLC 7.375% 12/12/2041 (b)	GBP	156,000	207,988
United Utilities Water Finance PLC 3.5% 2/27/2033 (b)	EUR	125,000	145,819
Wessex Water Services Finance PLC 6.125% 9/19/2034 (b)	GBP	150,000	203,764
Yorkshire Water Finance PLC 6% 7/22/2033 (b)	GBP	150,000	201,227
			1,607,064
TOTAL UTILITIES			2,279,030

TOTAL UNITED KINGDOM			6,568,537
UNITED STATES - 19.9%
Communication Services - 1.7%
Interactive Media & Services - 0.5%
Alphabet Inc 3.375% 5/6/2037	EUR	100,000	115,806
Alphabet Inc 3.875% 5/6/2045	EUR	100,000	115,851
			231,657
Media - 1.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.2% 3/15/2028		347,000	345,411
Time Warner Cable LLC 5.875% 11/15/2040		278,000	265,733
			611,144
TOTAL COMMUNICATION SERVICES			842,801

Consumer Discretionary - 0.9%
Automobiles - 0.4%
Stellantis Finance US Inc 5.75% 3/18/2030 (d)		200,000	203,430
Hotels, Restaurants & Leisure - 0.5%
McDonald's Corp 3.5% 5/21/2032 (b)	EUR	200,000	238,025
TOTAL CONSUMER DISCRETIONARY			441,455

Consumer Staples - 1.0%
Tobacco - 1.0%
Philip Morris International Inc 3.25% 6/6/2032	EUR	425,000	495,905
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Western Gas Partners LP 4.05% 2/1/2030 (e)		261,000	254,758
Financials - 2.8%
Banks - 0.8%
Citigroup Inc 4.296% 7/23/2036 (c)	EUR	100,000	119,782
Huntington Bancshares Inc/OH 6.208% 8/21/2029 (c)		150,000	157,866
JPMorgan Chase & Co 3.761% 3/21/2034 (b)(c)	EUR	100,000	120,211
			397,859
Capital Markets - 1.5%
Ares Capital Corp 2.15% 7/15/2026		208,000	204,343
Blackstone Private Credit Fund 4.875% 4/14/2026 (b)	GBP	208,000	279,340
Morgan Stanley 3.955% 3/21/2035 (c)	EUR	100,000	120,472
Morgan Stanley 4.099% 5/22/2036 (c)	EUR	100,000	121,121
			725,276
Consumer Finance - 0.5%
Capital One Financial Corp 5.468% 2/1/2029 (c)		44,000	45,123
Capital One Financial Corp 5.817% 2/1/2034 (c)		76,000	79,702
Capital One Financial Corp 6.7% 11/29/2032		15,000	16,547
Ford Motor Credit Co LLC 4.445% 2/14/2030	EUR	125,000	149,681
			291,053
TOTAL FINANCIALS			1,414,188

Health Care - 3.4%
Health Care Providers & Services - 2.9%
Centene Corp 4.25% 12/15/2027		396,000	388,879
Centene Corp 4.625% 12/15/2029		281,000	272,395
Sabra Health Care LP 3.2% 12/1/2031		94,000	85,354
Universal Health Services Inc 2.65% 10/15/2030		695,000	627,455
			1,374,083
Pharmaceuticals - 0.5%
Elanco Animal Health Inc 6.65% 8/28/2028 (c)		243,000	252,688
TOTAL HEALTH CARE			1,626,771

Industrials - 1.3%
Aerospace & Defense - 0.8%
Boeing Co 5.15% 5/1/2030		313,000	321,188
Boeing Co 6.298% 5/1/2029		14,000	14,857
Boeing Co 6.388% 5/1/2031		11,000	11,980
Boeing Co 6.528% 5/1/2034		12,000	13,266
Boeing Co 6.858% 5/1/2054		17,000	19,392
Boeing Co 7.008% 5/1/2064		16,000	18,522
			399,205
Passenger Airlines - 0.1%
American Airlines Inc equipment trust certificate 3.75% 4/15/2027		52,591	52,548
Professional Services - 0.0%
Paychex Inc 5.1% 4/15/2030		5,000	5,145
Paychex Inc 5.35% 4/15/2032		6,000	6,226
Paychex Inc 5.6% 4/15/2035		6,000	6,281
			17,652
Trading Companies & Distributors - 0.4%
Air Lease Corp 3.125% 12/1/2030		191,000	176,581
TOTAL INDUSTRIALS			645,986

Information Technology - 1.9%
Electronic Equipment, Instruments & Components - 1.4%
Vontier Corp 2.4% 4/1/2028		695,000	661,123
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom Inc 2.45% 2/15/2031 (d)		190,000	172,807
Software - 0.2%
Fiserv Funding ULC 3.5% 6/15/2032	EUR	100,000	117,114
TOTAL INFORMATION TECHNOLOGY			951,044

Real Estate - 1.8%
Office REITs - 0.9%
Hudson Pacific Properties LP 3.95% 11/1/2027		486,000	467,536
Retail REITs - 0.5%
Realty Income Corp 3.375% 6/20/2031	EUR	200,000	235,505
Specialized REITs - 0.4%
American Tower Corp 3.625% 5/30/2032	EUR	175,000	208,883
TOTAL REAL ESTATE			911,924

Utilities - 4.6%
Electric Utilities - 2.7%
Cleco Corporate Holdings LLC 3.375% 9/15/2029		695,000	649,400
Duke Energy Corp 3.85% 6/15/2034	EUR	207,000	243,244
Southern Co/The 1.875% 9/15/2081 (c)	EUR	364,000	411,041
			1,303,685
Independent Power and Renewable Electricity Producers - 0.9%
AES Corp/The 2.45% 1/15/2031		497,000	445,084
Multi-Utilities - 1.0%
Puget Energy Inc 4.1% 6/15/2030		521,000	508,808
TOTAL UTILITIES			2,257,577

TOTAL UNITED STATES			9,842,409
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $32,335,945)			31,464,704

Preferred Securities - 8.2%
		Principal Amount (a)	Value ($)
CZECH REPUBLIC - 1.3%
Real Estate - 1.3%
Real Estate Management & Development - 1.3%
CPI Property Group SA 3.75% (b)(c)(g)	EUR	590,000	624,583
GERMANY - 4.4%
Consumer Discretionary - 0.5%
Automobiles - 0.5%
Volkswagen International Finance NV 3.875% (b)(c)(g)	EUR	200,000	232,763
Real Estate - 3.9%
Real Estate Management & Development - 3.9%
Aroundtown Finance Sarl 7.875% (c)(g)		250,000	266,372
Aroundtown SA 5 year ISDA Fixed EURIBOR + 3.98%, 6.193% (b)(c)(g)(h)	EUR	1,100,000	1,318,756
Grand City Properties SA 1.5% (b)(c)(g)	EUR	300,000	346,085
			1,931,213
TOTAL GERMANY			2,163,976
SWEDEN - 0.9%
Real Estate - 0.9%
Real Estate Management & Development - 0.9%
Heimstaden Bostad AB 3.625% (b)(c)(g)	EUR	150,000	177,742
Samhallsbyggnadsbolaget i Norden AB 5 year EUR Swap Annual Index + 2.814%, 4.9355% (b)(c)(f)(g)(h)	EUR	313,000	257,098

TOTAL SWEDEN			434,840
SWITZERLAND - 0.1%
Financials - 0.1%
Capital Markets - 0.1%
Credit Suisse Group AG Claim 5 year USD Swap Index + 4.598%, 0% (b)(c)(f)(g)(h)(i)		1,389,000	118,065
UNITED KINGDOM - 1.5%
Financials - 0.6%
Banks - 0.6%
Barclays PLC 8.875% (b)(c)(g)	GBP	200,000	284,261
Industrials - 0.1%
Ground Transportation - 0.1%
Mobico Group PLC 4.25% (b)(c)(g)	GBP	100,000	85,509
Utilities - 0.8%
Electric Utilities - 0.8%
SSE PLC 3.74% (b)(c)(g)	GBP	278,000	377,743
TOTAL UNITED KINGDOM			747,513
TOTAL PREFERRED SECURITIES (Cost $5,821,027)			4,088,977

U.S. Treasury Obligations - 18.9%
	Yield (%) (j)	Principal Amount (a)	Value ($)
US Treasury Bonds 1.125% 8/15/2040	4.51	1,800,000	1,135,126
US Treasury Bonds 3.625% 5/15/2053	3.94 to 4.13	800,000	660,750
US Treasury Bonds 3.875% 5/15/2043 (k)	4.14 to 5.12	1,070,000	968,996
US Treasury Bonds 4.125% 8/15/2044	4.05 to 4.18	785,000	728,639
US Treasury Bonds 4.625% 11/15/2044	4.86 to 4.94	275,000	272,443
US Treasury Notes 3.75% 8/31/2031	3.64 to 3.82	760,000	756,556
US Treasury Notes 4% 7/31/2032	4.01 to 4.10	1,350,000	1,356,328
US Treasury Notes 4.125% 10/31/2031	4.26	415,000	421,063
US Treasury Notes 4.125% 2/29/2032	4.14 to 4.18	740,000	749,973
US Treasury Notes 4.125% 3/31/2032	4.08 to 4.17	870,000	881,555
US Treasury Notes 4.125% 5/31/2032	4.19	220,000	222,798
US Treasury Notes 4.25% 5/15/2035	4.36 to 4.42	1,010,000	1,019,311
US Treasury Notes 4.375% 1/31/2032	4.21	240,000	246,638
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,560,886)			9,420,176

Money Market Funds - 6.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (l) (Cost $3,045,849)	4.21	3,045,240	3,045,849

TOTAL INVESTMENT IN SECURITIES - 98.2% (Cost $51,580,444)	48,844,850
NET OTHER ASSETS (LIABILITIES) - 1.8%	880,045
NET ASSETS - 100.0%	49,724,895

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
ASX 10Y Australia Treasury Bond Contracts (Australia)	2	12/15/2025	150,010	(387)	(387)
CBOT 10Y US Treasury Ultra Notes Contracts (United States)	10	12/19/2025	1,150,938	9,272	9,272
CBOT 5Y US Treasury Notes Contracts (United States)	10	12/31/2025	1,091,797	2,110	2,110
CBOT US Treasury Long Bond Contracts (United States)	32	12/19/2025	3,731,000	98,116	98,116
CBOT US Treasury Ultra Bond Contracts (United States)	6	12/19/2025	720,563	19,266	19,266
TME 10Y Canadian Bond Contacts (Canada)	9	12/18/2025	791,938	17,637	17,637

TOTAL PURCHASED					146,014

Sold

Interest Rate Contracts
Eurex Euro-Bobl Contracts (Germany)	4	12/8/2025	553,259	1,077	1,077
Eurex Euro-Bund Contracts (Germany)	5	12/8/2025	754,738	(1,399)	(1,399)
ICE United Kingdom of Great Britain and Northern Ireland Contracts (United Kingdom)	3	12/29/2025	366,512	(2,034)	(2,034)

TOTAL SOLD					(2,356)

TOTAL FUTURES CONTRACTS					143,658
The notional amount of futures purchased as a percentage of Net Assets is 15.3%
The notional amount of futures sold as a percentage of Net Assets is 3.3%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

CAD	18,000	USD	13,031	JPMorgan Chase Bank NA	10/24/2025	(82)
EUR	780,000	USD	915,519	BNP Paribas SA	10/24/2025	1,547
EUR	54,000	USD	63,078	BNP Paribas SA	10/24/2025	411
EUR	729,000	USD	859,904	Bank of America NA	10/24/2025	(2,800)
EUR	298,000	USD	353,514	JPMorgan Chase Bank NA	10/24/2025	(3,148)
EUR	117,000	USD	137,642	Royal Bank of Canada	10/24/2025	(82)
GBP	144,000	USD	196,490	JPMorgan Chase Bank NA	10/24/2025	(2,799)
GBP	481,000	USD	649,694	JPMorgan Chase Bank NA	10/24/2025	(2,714)
GBP	125,000	USD	169,174	JPMorgan Chase Bank NA	10/24/2025	(1,040)
GBP	172,000	USD	232,639	JPMorgan Chase Bank NA	10/24/2025	(1,286)
GBP	90,000	USD	120,985	JPMorgan Chase Bank NA	10/24/2025	72
USD	193,983	AUD	296,000	BNP Paribas SA	10/24/2025	(1,946)
USD	191,949	CAD	264,000	JPMorgan Chase Bank NA	10/24/2025	2,033
USD	22,594,413	EUR	19,289,000	JPMorgan Chase Bank NA	10/24/2025	(84,159)
USD	6,701,879	GBP	4,980,000	BNP Paribas SA	10/24/2025	3,411
USD	123,968	JPY	18,250,000	JPMorgan Chase Bank NA	10/24/2025	247

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(92,335)
Unrealized Appreciation						7,721
Unrealized Depreciation						(100,056)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
BMW Finance NV 0.75% 7/13/2026	6/20/2030	BNP Paribas SA	(1%)	Quarterly	EUR	700,000	(18,792)	12,784	(6,008)
Generali 4.125% 5/4/2026	6/20/2030	BNP Paribas SA	(1%)	Quarterly	EUR	350,000	(3,199)	(1,200)	(4,399)
Societe Generale SA 5.25% 9/6/2032	6/20/2030	BNP Paribas SA	(1%)	Quarterly	EUR	300,000	1,984	(2,346)	(362)
Deutsche Bank AG 5.625% 5/19/2031	6/20/2030	BNP Paribas SA	(1%)	Quarterly	EUR	250,000	2,580	(6,044)	(3,464)
Intesa Sanpaolo SpA 6.184% 2/20/2034	6/20/2030	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	300,000	(2,289)	(1,908)	(4,197)
UniCredit SpA 5.375% 4/16/2034	6/20/2030	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	300,000	(985)	(2,710)	(3,695)

TOTAL CREDIT DEFAULT SWAPS							(20,701)	(1,424)	(22,125)

Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	European Monetary Unit (Euro)
GBP	-	British Pound Sterling
JPY	-	Japanese Yen
USD	-	United States Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $23,070,857 or 46.4% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,647,673 or 5.3% of net assets.

(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Non-income producing - Security is in default.
(g)	Security is perpetual in nature with no stated maturity date.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)	Level 3 security.
(j)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $267,153.
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,364,691	24,657,489	23,976,359	63,070	28	-	3,045,849	3,045,240	0.0%
Fidelity Securities Lending Cash Central Fund	-	754,913	754,913	24	-	-	-	-	0.0%
Total	2,364,691	25,412,402	24,731,272	63,094	28	-	3,045,849

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations, Foreign Government and Government Agency Obligations, Non-Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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